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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported): MAY 2, 2002



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                       001-15423                       76-0312499
(State of Incorporation)         (Commission File No.)      (I.R.S. Employer Identification No.)


           1330 POST OAK BLVD., SUITE 2700                                77095
        (Address of Principal Executive Offices)                        (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000



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ITEM 5.  OTHER EVENTS

On May 2, 2002, Grant Prideco, Inc. issued the press release attached as Exhibit
99.1 to this Form 8-K reporting its first quarter 2002 results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

99.1     Press Release dated May 2, 2002 relating to First Quarter Earnings


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GRANT PRIDECO, INC.



Date: May 2, 2002                            By:   /s/ Philip A. Choyce
                                              ----------------------------------
                                                       Philip A. Choyce
                                              Vice President and General Counsel



                                       2

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                                 EXHIBIT INDEX


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------

  99.1     Press Release dated May 2, 2002 relating to First Quarter Earnings